FINANCIAL INSTRUMENTS AND RELATED RISKS	12 Months Ended
Mar. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS AND RELATED RISKS [Text Block]

16. FINANCIAL INSTRUMENTS AND RELATED RISKS

The Company's operations include the acquisition and commercialization of intellectual property in Canada and foreign jurisdictions. The Company examines the various financial risks to which it is exposed and assesses the impact and likelihood of occurrence. These risks may include credit risk, liquidity risk, currency risk, interest rate risk and other risks. Where material, these risks are reviewed and monitored by the Board of Directors. The Company's counterparty credit risk increased from the prior year as a result of the trade receivables and loan receivable in existence at year end.

a) Credit Risk

Counterparty credit risk is the risk that the financial benefits of contracts with a specific counterparty will be lost if a counterparty defaults on its obligations under the contract. This includes any cash amounts owed to the Company by those counterparties, less any amounts owed to the counterparty by the Company where a legal right of set-off exists and also includes the fair values of contracts with individual counterparties which are recorded in the consolidated financial statements.

i) Accounts receivable, other receivables and loan receivable

As the Company has commenced production and sales, it is exposed to credit risk with respect to its accounts receivable. The Company manages its credit risk by reviewing and assessing credit exposure prior to facilities being committed to customers. Overall the Company's credit risk has not changed from the prior period. The Company's accounts and other receivables and loan receivable total $1,202,745 (2024: $839,793), representing the maximum exposure to credit risk from those financial assets. The loan receivable was fully repaid during the year ended March 31, 2025. As at March 31, 2025, one customer accounted for 93% of trade accounts receivable and 91% of revenue. The Company believes that there is no unusual exposure associated with the collection of these receivables.

ii) Cash and Cash Equivalents

In order to manage credit and liquidity risk, the Company's cash is held through a large Canadian Financial Institution and the Company invests only in highly rated investment grade instruments that are cashable or have maturities of three months or less. The investments are readily convertible to a known amount of cash and are subject to an insignificant risk of change in value.

b) Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages liquidity risk through the management of its capital structure. Accounts payable and accrued liabilities are due within the current operating period.

The following are the undiscounted amounts and contractual maturities of the Company's long-term debt and anticipated timing of settlements of its other financial liabilities as at March 31, 2025 and 2024:

Balance, as at March 31, 2025	< 1 year	1-2 years	> 2 years
	$	$	$
Accounts payable and accrued liabilities	2,966,264	-	-
Lease liability	171,990	161,737	-
Debt	346,747	-	-

Balance, as at March 31, 2024	< 1 year	1-2 years	> 2 years
	$	$	$
Accounts payable and accrued liabilities	1,169,262	-	-
Lease liability	151,129	171,990	161,737
Long-term debt	498,613	259,114	-

c) Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The risk that the Company will realise a significant loss as a result of a decline in the fair market value of investments or items held within cash and cash equivalents is limited given that the majority have a relatively short maturity. The Company manages its interest rate risk with investments by investing the majority of funds in short-term investments and therefore is not exposed to significant fluctuations in interest rates. The Company believes that its interest rate risk is minimal.

d) Currency Risk

The Company is exposed to the financial risk related to the fluctuation of foreign exchange rates. The functional and reporting currency of the Company is the Canadian dollar. The Company is involved with a number of foreign vendors in the United States of America. Changes in the currency exchange rates between the Canadian dollar relative to the U.S. dollar could have an effect on the Company's results of operations, financial position or cash flows. As a result, the Company is exposed to currency risk on these transactions. A 1% strengthening of the US dollar would affect net loss by approximately $5,000. The Company has not hedged its exposure to currency fluctuations as the exposure has been deemed to be minimal.

e) Fair Value of Financial Instruments

IFRS 13 establishes a fair value hierarchy that prioritizes the input to valuation techniques used to measure fair value as follows:

Level 1 - quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 - inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices); and

Level 3 - inputs for the asset or liability that are not based on observable market data (unobservable inputs).

As at March 31, 2025, the Company does not have any financial instruments recorded at fair value and that require classification within the fair value hierarchy.

The carrying values of all of the Company's financial instruments approximate their fair values.